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                                                                    Exhibit 99.5

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                       TENDER OF AND DELIVERY OF CONSENTS
                                 WITH RESPECT TO
                      12-1/2% SENIOR NOTES DUE JULY 1, 2003
                                       OF
                          MONARCH MARKING SYSTEMS, INC.
                  PURSUANT TO THE OFFER TO PURCHASE AND CONSENT
                             SOLICITATION STATEMENT
                              DATED MARCH 13, 1997

This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept the Tender Offer and simultaneously to consent to the proposed amendments (the "Proposed Amendments") to the indenture pursuant to which the 12-1/2% Senior Notes due July 1, 2003 (the "Notes") of Monarch Marking Systems, Inc. (the "Company") were issued, as amended to date (the "Indenture"), if time will not permit the Consent and Letter of Transmittal, certificates representing the Notes or any other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date (as defined below) or the Consent Date (as defined below), as applicable. This form may be delivered by an Eligible Institution by hand delivery, telegram, facsimile transmission or mail to the Depositary as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation Statement dated March 13, 1997 (as the same may be amended or supplemented from time to time, the "Statement") of the Company.

THE TENDER OFFER AND SOLICITATION ARE NOT BEING MADE TO (NOR WILL THE SURRENDER OF NOTES FOR PURCHASE BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURLSDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE TENDER OFFER OR SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE
LAWS OF SUCH JURISDICTION.

THE TENDER OFFER AND THE SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON APRIL 10, 1997 (THE "EXPIRATION DATE"). TENDERS OF NOTES MAY BE WITHDRAWN AND THE CORRESPONDING CONSENT MAY ONLY BE REVOKED UDNER THE CIRCUMSTANCES DESCRIBED IN THE STATEMENT.

                         The Depositary for the Offer to
                       Purchase and Consent Solicitation:
                               Fleet National Bank

By Registered or Certified Mail             By Hand                 By Overnight Courier
       Fleet National Bank            Fleet National Bank            Fleet National Bank
   Corporate Trust Operations     Corporate Trust Operations     Corporate Trust Operations
           CT OP TO6D              Customer Service Window,              CT OP TO6D
          P.O. Box 1440           5th Floor, 1 Talcott Plaza           1 Talcolt Plaza
   Hartford, Connecticut 06143    Hartford, Connecticut 06106    Hartford, Connecticut 06103
  Attention: Patricia Williams   Attention: Patricia Williams   Attention: Patricia Williams

                            By Facsimile Transmission
                                 (860) 986-7908
                          Attention: Patricia Williams
                              Confirm by Telephone:
                                 (860) 986-1271



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DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF
INSTRUCTIONS VIA FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on the Consent and Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Consent and Letter of Transmittal.


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Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Statement and Consent and Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Statement under the heading "The Tender Offer and the Consent Solicitation - Procedures for Tendering Notes and Delivering Consents - Guaranteed Delivery."

         The undersigned understand(s) that holders of Notes who tender Notes are obligated to consent to the Proposed Amendments as described in the Statement under the caption "Proposed Amendments to the Indenture" and, accordingly, the undersigned hereby consents to the Proposed Amendments and acknowledges that tendering such Notes in accordance with the Tender Offer constitutes a consent (a "Consent") with respect to such Notes.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to give the Consent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable for the perfection of the undersigned's Consent to all of the Proposed Amendments and to the execution of the supplemental indenture to the Indenture which effects such Proposed Amendments.

         The undersigned authorize(s) the Depositary to deliver this Notice of Guaranteed Delivery to the Company and the Trustee as evidence of the undersigned's Consent to all of the Proposed Amendments and as certification that Requisite Supermajority Consents or, at the option of the Company, Requisite Majority consents to the Proposed Amendments executed by Holders of Notes have been received.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


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                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holders            Address(es):______________________
                                              __________________________________
or Authorized Signatory:                      __________________________________
_________________________________________
_________________________________________

Name(s) of Registered Holder(s):              Area Code and Telephone No.:
_________________________________________     __________________________________
_________________________________________
_________________________________________

Principal Amount of Notes Tendered:
_________________________________________

Certificate No(s). of Notes (if available)
_________________________________________
_________________________________________

                                              If Notes will be delivered by a
                                              book-entry transfer, check trust
                                              company:
                                              / /The Depository Trust Company

                                              Transaction Code No.:____
                                              Depository Account No. : ________

HOLDERS WHO TENDER NOTES ARE OBLIGATED TO CONSENT TO ALL OF THE PROPOSED AMENDMENTS. DELIVERY OF NOTES PURSUANT TO THIS NOTICE OF GUARANTEED DELIVERY WILL BE DEEMED TO CONSTITUTE A CONSENT TO ALL OF THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH NOTES.



This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on the Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information.

                                   Please print name(s) and address(es)

Name(s):    _______________________________________________________________
            _______________________________________________________________

Capacity:   _______________________________________________________________
            _______________________________________________________________

Address(es):_______________________________________________________________
            _______________________________________________________________

Do not send Notes with this form. Notes should be sent to the Depositary, together with a properly completed and validly executed Consent and Letter of Transmittal.



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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program, hereby guarantees that, within three business days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Consent and Letter of Transmittal (or a facsimile thereof), together with Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Notes into the Depositary's account at DTC pursuant to the procedures for book entry transfer set forth in the Statement under the caption "The Tender Offer and the Consent Solicitation--Procedures for Tendering Notes and Delivering Consents") and all other required documents will be deposited by the undersigned with the Depositary at its address set forth above.

Name of Firm:________________________________            _______________________
                                                           Authorized Signature

Address: ____________________________________       Name:_______________________
                                                    Title:______________________

Area Code and
Telephone No.:_______________________________       Date:_______________________

DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED CONSENT AND LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.



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